Exhibit 99.3

Storehouse, Inc.

Case No. 06-11144

Income Statement [a]

October 1 - 31, 2006

10/1 - 10/31
Net Sales	$17,693,965
Cost of Goods Sold	17,259,793

Gross Margin	434,172

Net Sales - Consignment	637,642
Cost of Goods Sold - Consignment	328,833

Gross Margin - Consignment	308,809

Gross Sales	18,331,607
Total Cost of Goods Sold	17,588,626

Gross Margin	742,981

Assembly Income	6,867
Delivery Income	214,543

Other Sales Income	221,410

Inventory Shrinkage	517,257
Inventory Mos/Lifo	96,337

Total Inventory Adjustments	613,594

Net Sales	18,553,017
Cost of Goods Sold	18,202,220

Maintained Margin	350,797

Operating Expenses

Salaries & Wages
Selling Wages	495,746
Bonus	(42,160)
Commissions	1,015,395
Club Level Commissions	2,649
Non-Selling Wages-Salary	340,811
Non-Selling Wages-Hourly	455,366
Wages-Overtime	88,600
Casual Labor	926
Non-Selling Wages-Delivery	33,463
Delivery Drivers Reclass	—
Hudson Agency Agreement - Payroll [b]	(2,246,659)
Payroll Taxes	192,347
Fringe Benefits	47,401
401K Emp Contribution	27,263
Workers Comp Insurance	56,018

Total	467,166

Advertising
Advertising	9,893
Production Fund	—
Merch Advert Allowances	—
Display	—
Signage & Sales Tools	97
Charitable Contributions	—

Total	9,990

Storehouse, Inc.

Case No. 06-11144

Income Statement [a]

October 1 - 31, 2006

10/1 - 10/31
Occupancy
Rent	1,653,900
Rent - Ll Ti	—
Rent - Construct Period	—
Utilities	168,612
Depreciation/Amortization	—
Depreciation Exp-Ll Ti Gross Up	—
Taxes & Licenses	223,295
Personal Property Taxes	18,244
Business Insurance	47,416
Other Facilities Costs	—
Hudson Agency Agreement - Rent [b]	(1,418,430)

Total	693,037

All Other Expenses
Operating Supplies	5,356
Telephone-Local & Ld	36,711
Telephone-Wireless	12,029
Postage	4,801
Office Services	2,940
HSBC Finance Charges	(158)
Credit Card Fees	371,940
Bank Charges	638
Bad Debt	—
Check Guarantee Service	2,208
Cash Variance	(31)
Travel	39,821
Meals & Entertainment	3,718
Maintenance-Facilities	19,709
Maintenance-Non-Facilities	43,463
Other Repairs	—
Merchandise Repairs	1,141
Vendor Chargebacks	—
Employment & Training	2,406
Dues & Subscriptions	—
Classified Ads	—
Customer Accommodations	240
Preopening Expense	—
Professional Services	39,260
Rentals	12,271
Miscellaneous	4,749
Agency Agreement - Settlement [b]	(304,874)

Total	298,338

Delivery
Delivery Services	57,758
SPW Shipments	6,443
Auto & Truck	1,200
Backhauls	—
Per Diem-Long-Hauls	(108)
Trailer Leases	5,065
Power Unit Leases	51,614
Mileage Charges - Fleet	10,237

Storehouse, Inc.

Case No. 06-11144

Income Statement [a]

October 1 - 31, 2006

10/1 - 10/31
Truck & Trailer Rental-St	982
Fuel - Fleet	1,110
Repairs & Maint-Fleet	456
Delivery Allocation	—

Total	134,757

Warehouse	—

Corporate Expenses
Data Communications	23,683
Payroll Processing	6,414
Rowe Management Fee	—
Discounts Taken	—
Commission On Sales Tax	(3,797)
Corporate Allocation	—

Total	26,300

Total Operating Expenses	1,629,588

Profit From Operations	(1,278,791)

Royalties	—
Gain/Loss On Fixed Assets	6,458
Interest-Rowe Acquisition	(65,148)
Other Income (Expense)	(1,119)
Royalty Charge - Rowe	(17,652)
Bankruptcy Reserve	—
Gain/(Loss) due to Liquidation	(2,901,603)

Total Other Income / (Exp)	(2,979,064)

Pre Tax Income	(4,257,855)

Provision For Income Taxes	—

Net Income	$(4,257,855)

[a]	Storehouse maintains its books and records and reports its results externally in accordance with G.A.A.P, on an accrual basis. Exhibit B.1 is an accrual based income statement and does not represent the actual cash activity of the Debtor. Please see Exhibits B.3 and C for cash receipts and disbursements. The cash activity reported on B.3 and C is not meant to and does not agree to the accrual-based results reported on Exhibit B.1.
[b]	Per the Agency Agreement, Hudson Capital Partners reimburses Storehouse for select payroll, occupancy, delivery and other defined expenses incurred by stores conducting GOB sales. These amounts represent cash reimbursements received from Hudson prior to the date of this report.

Storehouse, Inc.

Case No. 06-11144

Balance Sheet

	09/18/06	09/30/06	10/31/06
Assets

Cash	971,266	542,233	3,459,031
Petty Cash	26,499	10,058	8,248
Paymentech Reserves	3,830,754	3,830,754	3,830,754
Due to/from Hudson			5,203,528
A/R Trade	573,247	561,019	170,361
A/R Other	652,682	655,848	614,312
Inventory	23,573,904	21,018,120	—
Inventory-Merch In transit	1,398,732	1,398,557	1,063,285
LIFO Reserve	(1,966,127)	(1,980,127)	—
Prepaid	1,759,287	1,113,242	321,351

Total Current Assets	30,820,243	27,149,704	14,670,869

Display	—	—	—
Furniture & Fixtures	3,713,120	3,713,120	—
Machinery & Equipment	197,849	197,849	—
Auto & Trucks	11,885	11,885	—
Leasehold Improvements	14,167,001	14,167,001	—
EDP Equipment	3,007,994	3,007,994	—
Computer Conversion Costs	729,395	729,395	—
Computer	110,888	110,888	—
Ll TI Gross Up	11,310,832	11,310,832	—

Total Fixed Assets	33,248,964	33,248,964	—

Accumulated Depreciation	(17,719,374)	(17,826,315)	—

Net Fixed Assets	15,529,590	15,422,649	—

Deferred Tax Asset	—	—	—
Other Assets	659,175	662,962	760,083

Fair Market Value Leases	834,493	834,493	—
Amortization Of Leases	(834,493)	(834,493)	—
Goodwill	—	—	—
Amortization Of Goodwill	—	—	—

Net Intangible Assets	—	—	—

Total Assets	47,009,008	43,235,315	15,430,953
Liabilities & Owners Equity
Liabilities Not Subject to Compromise
Current Portion Ltd	—	—	—
Accounts Payable Trade	—	(1,292,857)	(427,769)
I/C MIT-Rowe	—	—	—
I/C MIT-Wexford	—	—	—
I/C MIT-Mitchell Gold	—	—	—
Accounts Payable Other	—	(27,528)	—
Customer Deposits - Hudson	—	—	(2,127,614)
Accrued Liabilities	(10,549,862)	(12,099,389)	(3,051,712)

Storehouse, Inc.

Case No. 06-11144

Balance Sheet

	09/18/06	09/30/06	10/31/06
Intercompany Cash Payable	—	—	—
Intercompany Liability	—	(301,922)	12,218,513
Inter Co Payable Rowe	—	—	—
Inter Co Payable Wexford	—	—	—
Interco Payable Mitchell	—	—	—
Rowe Royalty Payable	—	(50,588)	(68,136)
Federal Tax Payable	—	—	—
State Tax Payable	—	—	—

Total Liabilities Not Subject to Compromise	(10,549,862)	(13,772,285)	6,543,282

Liabilities Subject to Compromise	(76,011,587)	(68,402,285)	(65,121,820)

Reserve for Liquidation (Sale of Merch)	—	—	—

Total Current Liabilities	(86,561,449)	(82,174,570)	(58,578,538)

Retained Earnings	22,627,549	35,671,335	35,621,905
Deferred Tax Liability	—	—	—
Long Term Debt	—	—	—
Current Earnings	13,043,785	(613,186)	3,644,575
Paid In Capital	3,931,106	3,931,106	3,931,106
Common Stock	(50,000)	(50,000)	(50,000)

Total Liabilities And Owner's Equity	$(47,009,008)	$(43,235,315)	$(15,430,953)